UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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ROCKWELL MEDICAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
PROPOSAL TO APPROVE 2007 LONG TERM INCENTIVE PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

ROCKWELL MEDICAL TECHNOLOGIES, INC.
30142 Wixom Road
Wixom, Michigan 48393

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the “Company”), on Thursday, May 24, 2007 at 4:00 p.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. Your Board of Directors and management look forward to greeting personally those shareholders who are able to attend.

The meeting principally concerns two matters of particular interest to the shareholders: the election of one Director for a three-year term expiring in 2010 and the adoption of the 2007 Long Term Incentive Plan.

Your Board of Directors supports these proposals and believes that they are in the best interests of the Company and of the shareholders, and your Board of Directors recommends a vote “FOR” each such proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by shareholders. A copy of the Company’s 2006 Annual Report is also enclosed.

It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

Your continued interest and participation in the affairs of the Company are greatly appreciated.

Sincerely,

Robert L. Chioini
President and CEO

Wixom, Michigan
April 18, 2007

ROCKWELL MEDICAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2007

To the Shareholders of Rockwell Medical Technologies, Inc.:

Notice is hereby given that the 2007 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the “Company”) will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on May 24, 2007, at 4:00 p.m., to consider and take action upon the following matters:

(1) the election of one Director for a term expiring in 2010;

(2) the adoption of the 2007 Long Term Incentive Plan; and

(3) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on April 4, 2007 will be entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding Common Shares of the Company is represented at the meeting.

By Order of the Board of Directors

Thomas E. Klema
Secretary

ROCKWELL MEDICAL TECHNOLOGIES, INC.
30142 Wixom Road
Wixom, Michigan 48393

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
May 24, 2007

INTRODUCTION

General

The Annual Meeting of Shareholders (the “Annual Meeting”) of Rockwell Medical Technologies, Inc. (the “Company”) will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Thursday, May 24, 2007, at 4:00 p.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 18, 2007.

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy and return it to us. The proxy is solicited by our Board of Directors. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses incurred in connection with the solicitation of proxies will be borne by us and may include requests by mail and personal contact by our Directors, officers and employees without additional compensation. This proxy statement, the form of proxy and the 2006 Annual Report are being furnished to banks, brokers and other nominees who hold Common Shares on behalf of beneficial owners and we will reimburse banks, brokers and other nominees for their out-of-pocket expenses in forwarding proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

Only shareholders of record of our Common Shares, no par value (“Common Shares”), at the close of business on April 4, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the close of business on the Record Date, we had 11,501,849 outstanding Common Shares, the only class of stock outstanding and entitled to vote. You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. You may vote your shares by signing and dating each proxy card and returning it in the envelope provided, or by attending the Annual Meeting and voting in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not a holder of record but, rather, are considered a beneficial owner holding shares in “street name.” If you hold your shares in street name, the proxy statement, annual report and a vote instruction card have been forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the vote instruction card included in the mailing. You are also invited to attend the Annual Meeting. However, since as a beneficial owner you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a legal proxy from your bank, broker or other agent or nominee.

Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below, and FOR the 2007 Long Term Incentive Plan described below.

Revocability of Proxies

A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the Annual Meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Company’s Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the Annual Meeting (unless delivered directly to the Company’s Secretary at the Annual Meeting) and should be sent to Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information regarding the ownership of the Common Shares as of April 4, 2007 with respect to each current director, each director nominee, each of the persons named in the Summary Compensation Table, all current directors and executive officers as a group, and each person known to us to be the beneficial owner of more than five percent of the outstanding Common Shares. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on April 4, 2007 or within 60 days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole investment power with respect to the Common Shares beneficially owned, except as otherwise noted below.

	Amount (number of		Percent of Outstanding
Name and Address	shares) and Nature of		Common Shares
of Beneficial Owner	Beneficial Ownership (a)		Owned (%)

Ronald D. Boyd	160,000		1.4
Patrick J. Bagley	202,950		1.8
Robert L. Chioini(b)	2,472,516		18.5
Kenneth L. Holt	173,000		1.5
Thomas E. Klema(b)	890,004		7.2
All directors and all executive officers as a group (5 persons)	3,898,470		26.8
Thomas G. Berlin	822,867	(c)	7.2

(a)	Includes shares that may be acquired upon exercise of stock options as set forth in the table below. None of the shares reflected in the table are pledged by the holder as security for loans.

Option Shares

Ronald D. Boyd	160,000
Patrick J. Bagley	25,000
Robert J. Chioini	1,868,000
Kenneth L. Holt	160,000
Thomas E. Klema	815,500
All directors and executive officers as a group	3,028,500

(b)	The address for Mr. Chioini and Mr. Klema is 30142 Wixom Road, Wixom, Michigan 48393.

(c)	Based on Schedule 13-D/A filed on February 13, 2007 showing ownership as of December 31, 2006. Includes Common Shares purchased by Mr. Berlin in his capacity as the managing member of the General Partner of Berlin Capital Growth, L.P. and for the account of Berlin Capital Growth, L.P. and in his capacity as the managing member of certain privately managed accounts. Mr. Berlin shares voting and dispositive power with respect to the shares shown in the table. Mr. Berlin’s address is Berlin Financial, Ltd., 1325 Carnegie Avenue, Cleveland, OH 44115.

ELECTION OF DIRECTORS

Background

The Company’s Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term for the Class I director who is being elected this year will expire at the 2010 Annual Meeting of shareholders or upon the election and qualification of his successor. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. The director receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. The Board recommends a vote FOR the Class I nominee. The persons named in the accompanying proxy card will vote for the election of the nominee named in this proxy statement unless shareholders specify otherwise in their proxies. If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected.

Nominee For Term Expiring In 2010

Ronald D. Boyd, age 44, was elected as one of our Directors on March 14, 2000. He is a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and has served as the Executive Vice President of Classic Medical, Inc. since its inception in November 1993. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor.

Other Information Relating to Directors

Robert L. Chioini, age 42, is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997 and has been one of our Directors since our formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., which was acquired by Gambro Healthcare, Inc. Mr. Chioini’s term as a director will expire in 2009.

Kenneth L. Holt, age 54, was elected as one of our Directors on March 14, 2000. He was a founder and co-owner of Charleston Renal Care, LLC, a kidney disease management company specializing in the treatment of end-stage renal disease until its sale to Davita, Inc. in 2005. He was a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and served as the Managing Partner from October 1999 until its sale to Davita, Inc. in 2004. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the co-owner and Managing Partner in five dialysis clinics that he founded, which serviced approximately 350 dialysis patients. Mr. Holt’s term as a director will expire in 2008.

Patrick J. Bagley, age 42, was elected as one of our Directors on July 31, 2005. Mr. Bagley is Senior Partner of the law firm Bagley and Langan, P.L.L.C. and has been a practicing attorney since 1995. Mr. Bagley’s term as a director will expire in 2009.

The Board of Directors has determined that each of Messrs. Boyd, Bagley and Holt are independent as independence is defined in the applicable Nasdaq Stock Market rule. There were no transactions since January 1, 2006, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $100,000, and in which any director, executive officer, 5% shareholder of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest.

Executive Officers

The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Company’s Board of Directors. The Company’s current executive officers are described below.

Robert L. Chioini’s business experience is described above under “Other Information Relating to Directors.”

Thomas E. Klema, age 53, has served as the Company’s Vice President of Finance, Chief Financial Officer, Treasurer and Secretary since January 1999.

Meetings and Committees of the Board of Directors

During the year ended December 31, 2006, the Board of Directors held five meetings. We encourage all of our Directors to attend the annual meeting of shareholders, if possible. Two of our continuing Directors attended the 2006 annual meeting of shareholders.

Audit Committee

We have an Audit Committee comprised of Messrs. Holt, Bagley and Boyd. The Board has determined that Kenneth L. Holt, who is the Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable Nasdaq Stock Market and SEC rules. During 2006, the Audit Committee held four meetings and had informal discussions in lieu of additional meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company’s internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants’ relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by SAS 61 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-KSB; (6) reviewing with management and the independent accountants the quarterly financial information before we file our Forms 10-QSB; (7) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

Our Audit Committee has:

•	Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2006 with management;

•	Discussed with our independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	Received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T; and

•	Discussed with our independent accountants the independent accountants’ independence.

Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended December 31, 2006 be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the SEC.

Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements.

By the Audit Committee:

Ronald D. Boyd
Kenneth L. Holt
Patrick J. Bagley

Compensation Committee

There was no standing compensation committee during 2006. Compensation decisions with regard to the Company’s executive officers were made by the independent members of the Board. On April 11, 2007, the Board formally appointed the independent members of the Board (Messrs. Boyd, Holt and Bagley) to serve as the Compensation Committee and adopted a charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review, assess and approve (as to the chief executive officer) or recommend (as to all other executive officers) all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee will also be responsible for administering the stock compensation program (including the proposed 2007 Long Term Incentive Plan), reporting to the Board on compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate.

Except to the extent prohibited by Nasdaq Stock Market rules and state law, the Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company. Pursuant to its charter, the Compensation Committee also has the sole authority to retain compensation consultants to assist in the performance of its duties. The Compensation Committee has not currently retained such a compensation consultant. Although the chief executive officer is specifically prohibited from being present during voting or deliberations with respect to the review and approval of his own compensation, the chief executive officer may be involved in deliberations with respect to the review and approval of compensation for other executive officers.

Nominating and Advance Notice Procedures

Our Board of Directors does not have a standing nominating committee or a nominating committee charter. The Board of Directors believes it is appropriate not to have a standing nominating committee because we are a small business with little turnover in our Board of Directors. At the present time, we believe it provides better oversight and is more efficient to have the entire Board of Directors perform the functions of a nominating committee. The Board of Directors, a majority of the members of which are independent (as defined under applicable Nasdaq Stock Market rules), performs the function of a nominating committee. The entire Board of Directors identifies the individuals to become board members, but the approval of a majority of our independent directors is necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. The Board of Directors (including a majority of our independent directors) has nominated Ronald D. Boyd for re-election as a director at the Annual Meeting.

The Board of Directors’ policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393. To be timely, as provided in our bylaws, the notice must be received at our offices not less than 60 nor more than 90 days before the first anniversary of the previous year’s annual meeting of shareholders. If the annual meeting date is more than 30 days earlier or later than the first anniversary of the prior year’s annual meeting, or if the election is to be held at a special meeting of shareholders, the notice must be received not later than the tenth day following the earlier of the date on which notice of such meeting was mailed or the date on which the meeting date was publicly announced. The notice must set forth:

With respect to the director candidate,

•	The candidate’s name, age, business address and residence address,

•	The candidate’s principal occupation or employment,

•	The number of our Common Shares beneficially owned by the candidate,

•	Information with respect to the candidate’s independence, as defined under applicable Nasdaq Stock Market rules for independent directors in general and with respect to Audit Committee members,

•	Information with respect to other boards on which the candidate serves,

•	Information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

•	Any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of its directors or that is otherwise required under SEC rules, including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

With respect to the shareholder giving the notice,

•	The name and address of the shareholder as they appear on our stock transfer records,

•	The number of our Common Shares beneficially owned by the shareholder (and the period they have been held), and

•	Any material interest of the shareholder in such nomination.

The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs, although the Board does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our Directors or officers.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics on April 15, 2004 that applies to all of our employees, officers and Directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make,

•	Compliance with applicable governmental laws, rules and regulations,

•	The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

•	Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy should be made to our Secretary at Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in the applicable SEC rule by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

Shareholder Communications with the Board

The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications can be sent to our Board of Directors, our Audit Committee or specific Directors either by regular mail to the attention of our Board of Directors, our Audit Committee or specific Directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the Directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate Directors.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table summarizes compensation paid to or earned by the Company’s only executive officers during 2006. There were no stock option or incentive awards during 2006.

Summary Compensation Table

			All Other
Name and Principal Position	Year	Salary ($)	Compensation ($)(1)	Total ($)

Robert L. Chioini	2006	275,000	19,345	294,345
Chief Executive Officer, Chairman of the Board and Director
Thomas E. Klema	2006	160,216	—	160,216
Chief Financial Officer, Secretary and Treasurer

(1)	Reflects the Company’s lease car program paid by us of $16,432 and premiums for long term disability insurance of $2,913.

Outstanding Equity Awards At Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at December 31, 2006 for the executive officers. All outstanding options became exercisable as of December 31, 2005.

Outstanding Equity Awards at Fiscal Year-End

	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options (#)	Exercise	Expiration
Name	Exercisable	Price ($)	Date

Robert L. Chioini	90,000	$3.00	7/15/07
	100,000	$1.50	12/2/08
	160,000	$2.19	12/29/09
	175,000	$0.70	10/11/11
	143,000	$0.55	12/16/12
	300,000	$1.81	06/18/13
	25,000	$3.06	09/17/13
	165,000	$4.05	01/13/14
	335,000	$2.79	12/22/14
	375,000	$4.55	12/15/15
Thomas E. Klema	50,000	$2.00	01/12/09
	35,000	$2.19	12/29/09
	100,000	$0.70	10/11/11
	68,000	$0.55	12/16/12
	150,000	$1.81	06/18/13
	25,000	$3.06	09/17/13
	85,000	$4.05	01/13/14
	115,000	$2.79	12/22/14
	187,500	$4.55	12/15/15

Director Compensation

In 2006, non-employee directors of the Company did not receive any compensation. No fees were paid for attendance of any Board or committee meetings, but the non-employee directors were reimbursed for their expenses incurred in attending Board meetings in accordance with Company policy.

The non-employee directors are eligible to receive grants under the Company’s 1997 Stock Option Plan, which expires in July 2007, and will be eligible to receive grants under the proposed 2007 Long Term Incentive Plan if approved by shareholders. The making of any such grants and the terms of such grants would be determined by the Compensation Committee in accordance with the terms of the applicable plan. All previously granted options became fully exercisable on December 31, 2005. There were no grants in 2006.

PROPOSAL TO APPROVE 2007 LONG TERM INCENTIVE PLAN

On April 11, 2007, our Board of Directors adopted the 2007 Long Term Incentive Plan (the “LTIP”), subject to shareholder approval at the Annual Meeting. The purpose of the LTIP is to encourage employees, directors and consultants of the Company to own stock and align their interests with those of shareholders. We believe that the LTIP will enhance our ability to attract, motivate and retain qualified employees, directors and consultants, and will encourage strong performance through the grant of performance based awards. A copy of the LTIP is attached to this proxy statement. We suggest that you read the LTIP in its entirety for a more complete understanding of its terms.

As of the record date, the closing sale price of our Common Shares was $6.92. Approximately 20 employees and 3 non-employee directors would be eligible to participate in the LTIP if it were currently in place.

Vote Required

We are seeking shareholder approval to meet the requirements for deductibility of executive compensation paid pursuant to the LTIP under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to qualify certain potential awards as incentive stock options under Code Section 422 and to comply with applicable rules of the Nasdaq Stock Market. Section 162(m) of the Code limits the Company’s tax deduction for compensation expense for any one executive officer to $1 million per year, except that compensation under certain shareholder-approved incentive compensation plans is not subject to this limit. The LTIP is structured to conform with the exception to Section 162(m) of the Code if the LTIP, including the material terms of the performance measures included therein, receives shareholder approval. Section 422 of the Code requires shareholder approval in order for options under the LTIP to be treated as “incentive stock options” if so desired.

Approval of the LTIP requires the affirmative vote of a majority of the votes cast by the holders of Common Shares entitled to vote on the proposal. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2007 LONG TERM INCENTIVE PLAN.

Shares Subject to the LTIP

The Company has reserved an aggregate of 1,000,000 of our Common Shares to be awarded under the LTIP. If an award is exercised or withheld to satisfy tax liabilities through tendering of shares or withholding of shares by the Company, we will count only the number of shares issued net of the shares tendered or withheld. Shares underlying awards granted under the LTIP that are later forfeited, cancelled, expire or otherwise terminate will become available for future grants under the LTIP. To prevent dilution or enlargement of the rights of participants under the LTIP, appropriate adjustments will be made by the Compensation Committee if any change is made to our outstanding Common Shares by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our Common Shares or its value. The Company’s 1997 Stock Option Plan will terminate as to future grants on July 15, 2007, or on May 24, 2007 if the LTIP is approved by shareholders.

Participants

All employees, directors and consultants who are selected by the Compensation Committee in its sole discretion from time to time are eligible to participate in the LTIP. The Compensation Committee may condition the grant of an award to an individual under the LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant. Because all awards under the LTIP will be determined by the Compensation Committee, in its sole discretion, it is not possible at this time to determine the awards that will be made to any particular employee, consultant or director under the LTIP in the future. No awards have been made under the LTIP to date.

Administration

The LTIP is administered by the Compensation Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. The Compensation Committee has the power to select participants who will receive awards, to make awards under the LTIP and to determine the terms and conditions of awards (subject to the terms and conditions of the LTIP). The Compensation Committee also has broad power to, among other things, interpret the terms of the LTIP and establish rules and regulations for the administration of the LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee’s power to take certain actions will be limited by Section 162(m).

The Compensation Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the LTIP or amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the Common Shares on the original grant date without shareholder approval.

Types of Plan Awards and Limits

The Compensation Committee may grant stock options, restricted stock, restricted stock units and performance-based cash or stock based awards under the LTIP. The terms of each award will be set forth in a written agreement with the recipient. Subject to the adjustment provisions described above, the LTIP limits grants to any one participant in any one fiscal year to 250,000 options or stock appreciation rights, 100,000 restricted stock or restricted stock units, 100,000 performance awards and 100,000 annual incentive awards. The LTIP further limits the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or annual incentive awards valued in property other than Common Shares to the lesser of $2 million or four times the participant’s base salary (or if the participant is a director or consultant, the participant’s total cash compensation) in the fiscal year. These limitations are intended to comply with requirements of Section 162(m) of the Code.

Stock Options

The Compensation Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the LTIP must not be less than the fair market value of our Common Shares on the grant date. Payment upon exercise may be made (1) by cash or check, (2) by delivery of our Common Shares that have been held at least six months and have a fair market value equal to the exercise price, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Compensation Committee with a fair market value equal to the exercise price or (5) by other means determined by the Compensation Committee. A payment method involving delivery or withholding of Common Shares may not be used if it would violate applicable law or would result in adverse accounting consequences for the Company.

Options constituting incentive stock options may be granted only to employees of the Company. The aggregate market value, determined on the grant date, of stock with respect to which incentive stock options may first become exercisable for a holder during a calendar year may not exceed $100,000. In addition, in the event that the recipient is a more than 10% shareholder of the Company, the exercise price of incentive stock options may not be less than 110% of the fair market value of the Common Shares on the grant date, and the options may not be exercised more than five years after the grant date. Incentive stock options may be granted for up to the total number of Common Shares available for grants under the LTIP (initially 1,000,000 Common Shares).

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights pursuant to such terms and conditions as the Compensation Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the Common Shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to the holder in cash or Common Shares as specified in the grant agreement.

Restricted Stock and Restricted Stock Units

The Compensation Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Compensation Committee determines. The restricted stock and restricted stock units will be subject to restrictions on transferability and alienation and other restrictions as the Compensation Committee may impose. The Compensation Committee may require payment of consideration for restricted stock granted under the LTIP, which may be payable in cash, stock or other property. Recipients of restricted stock may have the same rights as other shareholders, including all voting and dividend rights prior to vesting. Recipients of restricted stock units may receive dividend equivalent rights at the Compensation Committee’s discretion. Restricted stock units are payable in Common Shares or cash as of the vesting date.

Performance Awards

The Compensation Committee may grant performance awards on terms and conditions that the Compensation Committee determines. Performance awards consist of the right to receive cash, Common Shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Compensation Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability. A participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received will be reinvested in additional performance shares. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, Common Shares or other property.

Annual Incentive Awards

The Compensation Committee may grant annual incentive awards on terms and conditions that the Compensation Committee determines. The determination for granting annual incentive awards may be based on the attainment of performance levels of the Company as established by the Compensation Committee. Annual incentive awards will be paid in cash, Common Shares or other property and will equal a percentage of the participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Compensation Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is earned, but only after the Compensation Committee determines that the performance goals were attained.

Code Section 162(m) Performance Measure Awards

The Compensation Committee may designate that any award in the form of restricted stock, restricted stock units, performance shares, performance units or annual incentive awards be granted pursuant to Section 162(m) of the Code. As a result, such grants will be subject to certain additional requirements intended to satisfy the exemption for performance-based compensation under Section 162(m). The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary or division, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Compensation Committee in the award and calculated excluding the effect of certain items specified in the LTIP: earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, included each of the above on a per share and/or segment basis); sales/net sales; return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; gross profit margins; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; return on cost of capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets or net assets; stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); stock price; total stock market capitalization; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to obtaining Food and Drug Administration approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Company’s portfolio of intellectual property.

Termination of Employment or Services

Options and Stock Appreciation Rights

Unless otherwise provided in the related grant agreement, if a participant’s employment or services are terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant’s death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Compensation Committee may, in its discretion, accelerate the participant’s right to exercise an option or extend the option term, subject to any other limitations.

Restricted Stock and Restricted Stock Units

If a participant’s employment or services are terminated for any reason, the restricted shares are generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). The Compensation Committee, however, may provide, in its sole discretion, in the participant’s agreement or otherwise that restricted stock or restricted stock units will continue after termination of employment or services. The Compensation Committee may also waive any restrictions in its sole discretion except for restrictions on a Code Section 162(m) award. However, the Compensation Committee may, for Code Section 162(m) awards, deem restrictions and performance goals satisfied if a participant’s employment or services terminate due to death, disability or involuntary termination by the Company.

Performance Awards

Performance awards expire and are forfeited upon termination of a participant’s employment or services for any reason. The Compensation Committee, however, in its sole discretion, may provide in the grant agreement or otherwise for a continuation of the award after termination or waive any conditions or restrictions for such awards. The Compensation Committee may not waive any restrictions or conditions on Code Section 162(m) awards, but it may deem restrictions and conditions satisfied in the event a participant’s employment or services terminate due to death, disability or involuntary termination by the Company.

Annual Incentive Awards

If a participant’s employment or services are terminated due to disability or death prior to the end of the Company’s fiscal year, the participant, or his or her estate, is entitled to a pro-rata payment of the annual incentive award, which will be paid at the same time as regular annual incentive awards are paid. Unless otherwise determined by the Compensation Committee, if a participant’s employment or services are terminated for any reason other than death or disability, he or she forfeits the right to the annual incentive award for that fiscal year.

Limitations on Transfer of Awards

No award under the LTIP may be transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Compensation Committee. All Common Shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the LTIP, which can be removed once the restrictions have terminated, lapsed or been satisfied.

Termination and Amendment

No new awards may be granted under the LTIP on or after April 11, 2017. The Board may terminate the LTIP or the granting of any awards under the LTIP at any time. In addition, the Board may amend the LTIP and the Compensation Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the LTIP, increases the Common Shares available under the LTIP (except pursuant to the adjustment provisions of the LTIP), changes the eligibility provisions or modifies the LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the LTIP will not, without the consent of the participant, adversely affect the participant’s outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

Awards under the LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the LTIP. Under the LTIP, the Compensation Committee may provide in a grant agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any Common Shares immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding annual incentive award, which immediately become payable; or (v) awards may be treated in any other way as determined by the Compensation Committee. The Compensation Committee may also determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price. If we merge with another entity and the successor company assumes an award payable in Common Shares, the Compensation Committee may provide that such awards will not be accelerated as described above as long as the consideration is substantially equal in fair market value to that of the Common Shares subject to the awards.

United States Federal Income Tax Consequences

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the LTIP and the subsequent sale of Common Shares that will be acquired under the LTIP. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Nonqualified Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax.

Stock Appreciation Rights

The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any Common Shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Share Awards, and Performance Share Unit Awards

A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance share award or performance share unit award is granted. When a participant receives payment under a restricted stock unit award, performance share award or performance share unit award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Impact of Recent Tax Law Changes

Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as stock options, restricted stock units, and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. Under the preliminary guidance with respect to Section 409A provided by the

U.S. Department of Treasury, individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. As set forth above, the LTIP and the awards granted thereunder are intended to conform with the requirements of Section 409A. Definitive guidance was provided by the U.S. Department of Treasury just prior to the completion of this proxy statement that may modify the treatment described above.

Equity Compensation Plan Information

The following information is provided as of December 31, 2006 with respect to our existing compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

(c)
Number of securities
	(a)	(b)	remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders	3,219,235	$2.68	489,856
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	3,219,235	$2.68	489,856

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during our fiscal year ended December 31, 2006, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Annual Report

A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2006 accompanies this proxy statement. We file an Annual Report on Form 10-KSB with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. All such requests should be directed to Investor Relations, Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Independent Accountants

Plante & Moran, PLLC is our independent accountant and has reported on our consolidated financial statements included in our 2006 Annual Report which accompanies this proxy statement. Plante & Moran, PLLC has served in this capacity since December 1998. Our independent accountants are appointed by the Audit Committee of the Board of Directors. The Audit Committee has reappointed Plante & Moran, PLLC as independent accountants for the year ending December 31, 2007.

Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

The following table presents aggregate fees billed for each of the years ended December 31, 2006 and 2005 for professional services rendered by Plante & Moran, PLLC in the following categories:

	Fiscal Year Ended
	December 31
	2006	2005

Audit Fees(1)	$104,600	$112,000
Audit-Related Fees(2)	$2,600	$2,100
Tax Fees(3)	$15,300	$11,500
All Other Fees	$-0-	$-0-

(1)	Consists of fees for the audit of our annual financial statements, review of our quarterly financial statements included in our Forms 10-QSB, services provided in connection with our proxy statement and services in connection with other regulatory filings, including our registration statements filed with the SEC under the Securities Act of 1933.

(2)	Represents consultation on financial accounting and reporting matters.

(3)	Consists of tax return preparation fees.

The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC’s independence.

Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2006 were pre-approved by the Audit Committee.

Shareholder Proposals

A shareholder proposal which is intended to be presented at our 2008 Annual Meeting of Shareholders that is eligible for inclusion in the Company’s proxy statement for that meeting under Rule 14a-8 of the Exchange Act must be received by our Secretary at the Company’s principal executive office at 30142 Wixom Road, Wixom, Michigan 48393 before December 20, 2007 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested and should satisfy the informational requirements applicable to shareholder proposals contained in the applicable rules of the SEC.

In addition, our bylaws provide that, in order for a shareholder proposal or nomination to be properly brought before the 2008 annual meeting, written notice of such proposal or nomination, along with the information required by the bylaws, must be received by the Company at its principal executive offices no earlier than February 24, 2008 and no later than March 25, 2008. If the 2008 annual meeting date has been advanced or delayed by more than 30 days from the first anniversary of the date of the 2007 Annual Meeting or if the action to be taken relates to a special meeting of shareholders, then notice of such proposal must be received by our Secretary at our principal executive office at 30142 Wixom Road, Wixom, Michigan 48393 no later than the close of business on the tenth day following the earlier of the date on which notice of such meeting was mailed or public disclosure of the date of such meeting date was made. The bylaws require that a shareholder proposal must be accompanied by the name and address of the shareholder as they appear on our stock transfer records, the number of our Common Shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting. Nominations must be accompanied by the information required by the bylaws described under “Nominating and Advance Notice Procedures” in this proxy statement. In each case, the required notice and accompanying information should be sent by certified mail, return receipt requested and addressed to our Secretary at our principal executive office. The Company expects the persons named as proxies for the 2008 annual meeting of shareholders to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal or nomination presented at that meeting by a shareholder who has not provided the Company with the required written notice and accompanying information during the period provided in our bylaws.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our Notice of Annual Meeting of Shareholders, Proxy Statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting of Shareholders, Proxy Statement and accompanying documents, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248)960-9009.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting of Shareholders, Proxy Statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

We do not intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and we have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Thomas E. Klema
Secretary

Wixom, Michigan
April 18, 2007

APPENDIX A

ROCKWELL MEDICAL TECHNOLOGIES, INC.

2007 LONG TERM INCENTIVE PLAN

I.	GENERAL PROVISIONS

1.1 Establishment.  On April 11, 2007, the Board of Directors (“Board”) of Rockwell Medical Technologies, Inc. (“Corporation”) adopted the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), subject to the approval of shareholders at the Corporation’s annual meeting of shareholders on May 24, 2007.

1.2 Purpose.  The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Non-Employee Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees, Non-Employee Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and Treasury regulations promulgated thereunder.

1.3 Plan Duration.  Subject to shareholder approval, the Plan shall become effective on May 24, 2007 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 11, 2017.

1.4 Definitions.  As used in this Plan, the following terms have the meaning described below:

(a) “Agreement” means the written document that sets forth the terms of a Participant’s Award.

(b) “Annual Incentive Award” means an Award that is granted in accordance with Article VI.

(c) “Award” means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other award granted under the Plan.

(d) “Board” means the Board of Directors of the Corporation.

(e) “Change in Control” means the occurrence of any of the following events:

(i) If the Corporation consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

(ii) If the Corporation permits any other corporation or other entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii) If the Corporation dissolves or liquidates;

(iv) If the Corporation effects a share exchange, capital reorganization or reclassification in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock;

(v) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation;

(vi) If a majority of members on the Corporation’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” Corporation, as defined in Code

Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder; or

(vii) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “Non-Employee Directors,” as defined in Rule 16b-3 of the Exchange Act, “Outside Directors” as defined in Code Section 162(m) and Treasury regulations thereunder, and “Independent Directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

(h) “Common Stock” means shares of the Corporation’s authorized common stock.

(i) “Consultant” means a consultant or advisor (other than as an Employee or member of the Board) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.

(j) “Corporation” means Rockwell Medical Technologies, Inc., a Michigan corporation.

(k) “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a Director of the Corporation or any Subsidiary.

(l) “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and IRS guidance issued thereunder.

(m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.

(n) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation, or a Subsidiary of the Corporation.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(p) “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price of the Common Stock on the Stock Exchange for the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise means the closing price of the Common Stock on the Stock Exchange for the last date preceding the exercise on which there were Common Stock transactions.

(q) “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(s) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(t) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(u) “Participant” means an Employee (including an Employee who is a Director), Director or Consultant who is designated by the Committee to participate in the Plan.

(v) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.

(w) “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

•	earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•	sales/net sales;

•	return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

•	sales growth;

•	gross profit margins:

•	cash flow;

•	operating cash flow;

•	free cash flow;

•	discounted cash flow;

•	working capital;

•	market capitalization;

•	cash return on investment;

•	return on capital;

•	return on cost of capital;

•	shareholder value;

•	return on equity;

•	total shareholder return;

•	return on investment;

•	economic value added;

•	return on assets/net assets;

•	stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

•	stock price;

•	total stock market capitalization;

•	attainment of strategic or operational initiatives;

•	achievement of operational goals, including but not limited to obtaining federal Food and Drug Administration approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Corporation’s portfolio of intellectual property.

(x) “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).

(y) “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).

(z) “Plan” means the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

(aa) “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

(bb) “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

(cc) “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.

(dd) “Securities Act” means the Securities Act of 1933, as amended.

(ee) “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

(ff) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised or Award vests, whichever is applicable.

(gg) “Subsidiary” means a corporation or other entity defined in Code Section 424(f).

(hh) “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

(ii) “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued.

1.5	Administration.

(a) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

(b) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:

(i) Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(ii) Subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;

(iii) Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

(iv) Determine the terms and conditions of Awards granted to Participants; and

(v) Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.

1.6 Participants.  Participants in the Plan shall be such Employees (including Employees who are Directors), Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultant, as applicable.

1.7 Stock.

(a) The Corporation has reserved 1,000,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

(b) [reserved]

(c) If any shares subject to an Award are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

(d) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares or by the withholding of shares by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares or by the withholding of shares by the Corporation, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for issuance under the Plan.

(e) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.

1.8 Repricing.  Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

II.	STOCK OPTIONS

2.1 Grant of Options.  The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant’s Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable.

2.2 Incentive Stock Options.  Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten (10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

2.3 Option Price.  The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

2.4 Payment for Option Shares.

(a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise;

provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock that have been held at least six (6) months, on such terms and conditions as may be specified in the Participant’s Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at the Stock Exchange closing price for the Corporation’s Common Stock on the day prior to exercise, and the shares shall be surrendered to the Corporation.

(b) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

III.	STOCK APPRECIATION RIGHTS

3.1 Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

3.2 Exercise Price.  The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

3.3 Exercise of Stock Appreciation Rights.  A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.

3.4 Stock Appreciation Right Payment.  Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.

3.5 Maximum Stock Appreciation Right Amount Per Share.  The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.

IV.	RESTRICTED STOCK AND UNITS

4.1 Grant of Restricted Stock and Restricted Stock Units.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

4.2 Restricted Stock Agreement.  Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant, or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.

4.3 Transferability.  Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

4.4 Other Restrictions.  The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions. The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been granted under Code Section 162(m).

4.5 Voting Rights.  During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock Award may exercise full voting rights with respect to the Restricted Stock.

4.6 Dividends and Dividend Equivalents.

(a) Except as set forth below or in a Participant’s Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to an Award of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

(b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.

4.7 Settlement of Restricted Stock Units.  If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.

V.	PERFORMANCE AWARDS

5.1 Grant of Performance Awards.  The Committee, at its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Award.

5.2 Terms of Performance Awards.

(a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination of each, if designated performance goals are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted pursuant to Code Section 162(m).

(b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.

(i) In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goals and restrictions, the Participant shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award.

(ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof.

VI.	ANNUAL INCENTIVE AWARDS

6.1 Grant of Annual Incentive Awards.

(a) The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Annual Incentive Award shall be set forth in the Participant’s individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.

(b) The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

(c) The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

6.2 Payment of Annual Incentive Awards.

(a) Annual Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is earned.

(b) The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

VII.	CODE SECTION 162(M) PERFORMANCE MEASURE AWARDS

7.1 Awards Granted Under Code Section 162(m).  The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted pursuant to Code Section 162(m). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.

(a) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(b) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

7.2 Attainment of Code Section 162(m) Goals.

(a) After each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.

(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.

7.3 Individual Participant Limitations.  Subject to adjustment as provided in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than two hundred fifty thousand (250,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; (c) Performance Awards that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; and (d) an Annual Incentive Award denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in property other than Common Stock is the lesser of two million dollars ($2,000,000) or four (4) times the Participant’s base salary (or if the Participant is a Director or Consultant, the Participant’s total cash compensation) for the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

VIII.	TERMINATION OF EMPLOYMENT OR SERVICES

8.1 Options and Stock Appreciation Rights.

(a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant’s Agreement.

(b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant’s Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.

(c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant’s date of death.

(d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c), above.

(e) The Committee, at the time of a Participant’s termination of employment or services, may accelerate a Participant’s right to exercise an Option or, subject to Code Section 409A, may extend an Option term.

(f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new Awards under the Plan as of such date.

8.2 Restricted Stock and Restricted Stock Units.  If a Participant’s employment or services are terminated for any reason, the Participant’s right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant) and, subject to Section 1.6, said shares shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its sole discretion, may provide in a Participant’s Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant’s employment or services are terminated or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant’s Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Employee’s termination of employment due to (a) death, (b) Disability, or (c) involuntary termination by the Corporation without cause (as determined by the

Committee) prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

8.3 Performance Awards.  Performance Awards shall expire and be forfeited by a Participant upon the Participant’s termination of employment or services for any reason, and, subject to Section 1.7, shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its discretion, may provide in a Participant’s Agreement or, subject to Code Section 409A, may provide otherwise for the continuation of a Performance Award after a Participant’s employment or services are terminated or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in a Participant’s Code Section 162(m) Performance Share Agreement or otherwise that upon the Participant’s termination of employment or services due to (a) death; (b) Disability; or (c) involuntary termination by the Corporation without cause (as determined by the Committee) prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

8.4 Annual Incentive Awards.

(a) A Participant who has been granted an Annual Incentive Award and whose employment or services terminate due to Disability or death prior to the end of the Corporation’s fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services, as applicable during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards and, in the event of the Participant’s death, to the Participant’s designated beneficiary.

(b) Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and whose employment or services terminate for any reason other than Disability or death before the payment date of an Annual Incentive Award, shall forfeit the right to the Annual Incentive Award payment for that fiscal year.

8.5 Other Provisions.  The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.

IX.	ADJUSTMENTS AND CHANGE IN CONTROL

9.1 Adjustments.  In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion).

9.2 Change in Control.

(a) Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that upon a Change in Control, any or all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Annual Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); or (v) such other treatment as the Committee may determine.

(b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(c) Notwithstanding the foregoing, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Annual Incentive Award payable in shares of Common Stock, then each such outstanding Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall not be accelerated as described in Section 9.2(a). For the purposes of this Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

X.	MISCELLANEOUS

10.1 Partial Exercise/Fractional Shares.  The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

10.2 Rights Prior to Issuance of Shares.  No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.

10.3 Non Assignability; Certificate Legend; Removal.

(a) Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

(b) Each certificate representing shares of Common Stock subject to an Award shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated          ,          . A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical Technologies, Inc.

(c) Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate.

10.4 Securities Laws.

(a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any State laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State securities laws applicable to such shares.

10.5 Withholding Taxes.

(a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award or Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock that have been held at least six (6) months or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 2.4(a)(ii) may also be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise of an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

(b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.

10.6 Termination and Amendment.

(a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after April 11, 2017.

(b) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

(c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

10.7 Code Section 409A.  It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are “Specified Employees” (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A, and the delay is required thereunder.

10.8 Effect on Employment or Services.  Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

10.9 Use of Proceeds.  The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

10.10 Severability.  If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

10.11 Beneficiary Designation.  Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.

10.12 Unfunded Obligation.  A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

10.13 Approval of Plan.  The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve (12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

10.14 Governing Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.

IN WITNESS WHEREOF, this Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan has been executed on behalf of the Corporation on this 11th day of April, 2007.

ROCKWELL MEDICAL TECHNOLOGIES, INC.

By:	/s/ Robert L. Chioini

Its:	Chief Executive Officer

BOARD APPROVAL: 4/11/07
SHAREHOLDER APPROVAL:  /  /07

REVOCABLE PROXY
ROCKWELL MEDICAL TECHNOLOGIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 24, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ROCKWELL MEDICAL TECHNOLOGIES, INC.
The undersigned, as a shareholder of record on April 4, 2007, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held on May 24, 2007 at 4:00 p.m. E.D.T., and at any and all adjournments thereof, upon all matters properly coming before the Annual Meeting including, without limitation, those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 18, 2007 (receipt of which is hereby acknowledged). In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon such matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 18, 2007, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.
(Continued and to be Signed on Reverse Side)

ANNUAL MEETING OF SHAREHOLDERS OF
ROCKWELL MEDICAL TECHNOLOGIES, INC.
MAY 24, 2007
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

The Board recommends a vote “FOR” the nominee and “FOR” Proposal 2.
PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

		FOR	WITHHOLD

1.	Election of Class I Director Nominee: Ronald D. Boyd	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

2.	Approval of the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan, including the material terms of the performance measures included therein.	[ ]	[ ]	[ ]

3.	In their discretion with respect to any other matters that may properly come before the meeting.
This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee in Proposal 1 and FOR Proposal 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]

Signature of Shareholder	DATE

Signature of Shareholder	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.